As filed with the Securities and Exchange Commission on January 8, 2003.
                                                      Registration No. 333-64404

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM S-8/A-1
                         POST-EFFECTIVE AMENDMENT NO. 1
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                LANTE CORPORATION
             (Exact name of Registrant as specified in its charter)


              Delaware                                 36-3322393
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                  Identification No.)

                       2825 E. Cottonwood Pkwy., Suite 480
                           Salt Lake City, Utah 84121
                    (Address of Principal Executive Offices,
                               including Zip Code)


                   LANTE CORPORATION 2001 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)


                                Lante Corporation
                       2825 E. COTTONWOOD PKWY., SUITE 480
                           SALT LAKE CITY, UTAH 84121
                                 (801) 733-3200
                        (Name, address, telephone number,
                   including area code, of agent for service)

                                    Copy to:
                               Keith L. Pope, Esq.
                       Parr Waddoups Brown Gee & Loveless
                       185 South State Street, Suite 1300
                         Salt Lake City, Utah 84111-1537
                            Telephone: (801) 532-7840
                            Telecopy: (801) 532-7750
                              e-mail: klp@pwlaw.com
                                      -------------

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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 9.  Undertakings.

         Pursuant to Item 512(a)(3), this Post-Effective Amendment No. 1 is filed in order to deregister securities remaining unsold under Registration Statement No. 333-64404, filed on July 2, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-64404 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, State of Utah, on January 6, 2003.


                                     LANTE CORPORATION


                                      By  /s/ L. TIM PIERCE
                                          --------------------------------------
                                          L. Tim Pierce, Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement No. 333-64404 has been signed by the following persons in the capacities and on the dates indicated.

     Signature                          Title                        Date
     ---------                          -----                        ----

/s/ W.E. STRINGHAM             President and Director          January 6, 2003
------------------
W.E. Stringham


/s/ L. TIM PIERCE              Chief Financial Officer and     January 6, 2003
-----------------              Director
L. Tim Pierce

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